LEASE AGREEMENT

(Single Tenant For Entire Parcel – Triple Net)

THIS LEASE AGREEMENT (the "Lease") is entered into this ~~29th~~ 3rd day of ~~September~~ November, 2005 between Susan Sigmon ("Landlord"), and Vivid Learning Systems Inc. ("Tenant"). Landlord and Tenant agree as follows:

1. **LEASE SUMMARY.**

a. Leased Premises. The leased commercial real estate (the "Premises") consist of the real property legally described on attached Exhibit A, and all improvements thereon.

b. Lease Commencement Date. The Lease shall commence on January 1st, 2006, or such earlier or later date as provided in Section 3 (the "Commencement Date").

c. Lease Termination Date. The Lease shall terminate at midnight on December 31st, 2010, or such earlier or later date as provided in Section 3 (the "Termination Date").

d. Base Rent. The base monthly rent shall be (check one): ☒ $ 5,000.00, or ☐ according to the Rent Rider attached hereto. Rent shall be payable at Landlord's address shown in Section 1(h) below, or such other place designated in writing by Landlord.

e. Prepaid Rent. Upon execution of this Lease, Tenant shall deliver to Landlord the sum of $ $5,000 as prepaid rent, to be applied to the Rent due for the 1st month(s) of the Lease.

f. Security Deposit. The amount of the security deposit is $ 5,000.00.

g. Permitted Use. The Premises shall be used only for Professional office or any permitted use under the properties current zoning and for no other purpose without the prior written consent of Landlord.

h. Notice and Payment Addresses:

Landlord: 329 North Kellogg Street Kennewick WA 99336 Fax No.: 737-9634

Tenant: ~~5808~~ 5728 Bedford Street Pasco, WA 99301 Fax No.: _____

2. **PREMISES.** Landlord leases to Tenant, and Tenant leases from Landlord the Premises upon the terms specified in this Lease.

3. **TERM.**

a. Commencement Date. The Lease shall commence on the date specified in Section 1(b), or on such earlier (BUT NOT EARLIER THAN DECEMBER 15TH, 2005) or later date as may be specified by written notice delivered by Landlord to Tenant advising Tenant that the Premises are ready for possession and specifying the Commencement Date, which shall not be less than _____ days (30 if not filled in) days following the date of such notice. If Tenant occupies the Premises before the Commencement Date specified in Section 1(b), then the Commencement Date shall be the date of occupancy. If Landlord acts diligently to make the Premises available to Tenant, neither Landlord nor any agent or employee of Landlord shall be liable for any damage or loss due to Landlord's inability or failure to deliver possession of the Premises to Tenant as provided in this Lease. The Termination Date shall be modified upon any change in the Commencement Date so that the length of the Lease term is not changed. If Landlord does not deliver possession of the Premises to Tenant within _____ days (60 if not filled in) after the date specified in Section 1(b), Tenant may elect to cancel this Lease by giving written notice to Landlord within 10 days after such time period ends. If Tenant gives such notice, the Lease shall be cancelled, all prepaid rent and security deposits shall be refunded to tenant, and neither Landlord nor Tenant shall have any further obligations to the other. The first "Lease Year" shall commence on the Commencement

Date and shall end on the date which is twelve (12) months from the end of the month in which the Commencement Date occurs. Each successive Lease Year during the initial term and any extension terms shall be twelve (12) months, commencing on the first day following the end of the preceding Lease Year, except that the last Lease Year shall end on the Termination Date.

b. Tenant Obligations. To the extent Tenant's tenant improvements are not completed in time for the Tenant to occupy or take possession of the Premises on the Commencement Date due to the failure of Tenant to fulfill any of its obligations under this Lease, the Lease shall nevertheless commence on the Commencement Date.

Except as specified elsewhere in this Lease, Landlord makes no representations or warranties to Tenant regarding the Premises, including the structural condition of the Premises and the condition of all mechanical, electrical, and other systems on the Premises. Except for any tenant improvements described on attached Exhibit B to be completed by Landlord (defined therein as "Landlord's Work"), Tenant shall be responsible for performing any work necessary to bring the Premises into condition satisfactory to Tenant. By signing this Lease, Tenant acknowledges that it has had adequate opportunity to investigate the Premises, acknowledges responsibility for making any corrections, alterations and repairs to the Premises (other than the Landlord's Work), and acknowledges that the time needed to complete any such items shall not delay the Commencement Date.

Attached Exhibit B sets forth all Landlord's Work, if any, and all tenant improvements to be completed by Tenant ("Tenant's Work"), which is to be performed on the Premises. Responsibilities for design, payment and performance of all such work shall be as set forth on attached Exhibit B. If Tenant fails to notify Landlord of any defects in the Landlord's Work within [illegible] days of delivery of possession to Tenant, Tenant shall be deemed to have accepted the Premises in their then condition. If Tenant discovers any major defects in the Landlord's Work [illegible] that would prevent Tenant from using the Premises for its intended purpose, Tenant shall so notify Landlord in writing and the Commencement Date shall be delayed until after Landlord has corrected the major defects and Tenant has had five (5) days to inspect and approve the Premises after Landlord's correction of such defects. The Commencement Date shall not be delayed if Tenant's inspection reveals minor defects in the Landlord's Work that will not prevent Tenant from using the Premises for their intended purpose. Tenant shall prepare a punch list of all minor defects and provide the punch list to Landlord. Landlord shall promptly correct all punch list items.

4. **RENT.** Tenant shall pay Landlord without demand, deduction or offset, in lawful money of the United States, the [illegible] monthly rental stated in Section 1(d) in advance on or before the first day of each month during the Lease Term, [illegible] Payments for any partial month at the beginning or end of the Lease term shall be prorated.

If any sums payable by Tenant to Landlord under this Lease are not received by the fifth (5th) day of each month, Tenant shall pay Landlord in addition to the amount due, for the cost of collecting and handling such late payment, an amount equal to the greater of $100 or five percent (5%) of the delinquent amount. In addition, all delinquent sums payable by Tenant to Landlord and not paid within five days of the due date shall, at Landlord's option, bear interest at the rate of twelve percent (12%) per annum, or the highest rate of interest allowable by law, whichever is less.

LEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

Landlord's acceptance of less than the full amount of any payment due from Tenant shall not be deemed an accord and satisfaction or compromise of such payment unless Landlord specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Landlord claims.

5. **SECURITY DEPOSIT.** Upon execution of this Lease, Tenant shall deliver to Landlord the security deposit specified in Section 1(f) above. Landlord may NOT commingle the security deposit with its other funds WITHOUT FIRST OBTAINING TENANT'S APPROVAL WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD. If Tenant breaches any covenant or condition of this Lease, including but not limited to the payment of Rent, Landlord may (AND BY GIVING THE TENANT 10 DAYS NOTICE) apply all or any part of the security deposit to the payment of any sum in default and any damage suffered by Landlord as a result of Tenant's breach. In such event, Tenant shall, within five (5) days after written demand therefor by Landlord, deposit with Landlord the amount so applied. *Any payment to Landlord from the security deposit shall not be construed as a payment* of liquidated damages for any default. If Tenant complies with all of the covenants and conditions of this Lease throughout the Lease term, the security deposit shall be repaid to Tenant without interest within 30 days after the vacation of the Premises by Tenant.

6. **USES.** The Premises shall be used only for the use(s) specified in Section 1(g) above (the "Permitted Use"), and for no other business or purpose without the prior written consent of Landlord. No act shall be done on or around the Premises that is unlawful or that will increase the existing rate of insurance on the Premises. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance.

7. **COMPLIANCE WITH LAWS.** Tenant shall not cause or permit the Premises to be used in any way which violates any law, ordinance, or governmental regulation or order. Landlord represents to Tenant that, to the best of Landlord's knowledge, with the exception of any Tenant's Work, as of the Commencement Date, the Premises comply with all applicable laws, rules, regulations, or orders, including without limitation, the Americans With Disabilities Act, if applicable, and Landlord shall be responsible to promptly cure any noncompliance which existed on the Commencement Date. Tenant shall be responsible for complying with all laws applicable to the Premises as a result of Tenant's particular use, such as modifications required by the Americans With Disabilities Act as a result of Tenant opening the Premises to the public as a place of public accommodation. If the enactment or enforcement of any law, ordinance, regulation or code during the Lease term requires any changes to the Premises during the Lease term, the Tenant *shall perform all such changes at its expense if the changes are required due to the nature of* Tenant's activities at the Premises, or to alterations that Tenant seeks to make to the Premises; otherwise, Landlord shall perform all such changes at its expense.

8. **UTILITIES.** Landlord shall not be responsible for providing any utilities to the Premises, but represents and warrants to Tenant that as of the Commencement Date electricity, water, sewer, and telephone utilities are available at or adjacent to the Premises. Tenant shall determine whether the available capacity of such utilities will meet Tenant's needs. Tenant shall install and connect, if necessary, and directly pay for all water, sewer, gas, janitorial, electricity, garbage removal, heat, telephone, and other utilities and services used by Tenant on the Premises during the Term, whether or not such services are billed directly to Tenant. Tenant will also procure, or cause to be procured, without cost to Landlord, all necessary permits, licenses or other

LEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

authorizations required for the lawful and proper installation, maintenance, replacement, and removal on or from the Premises of wires, pipes, conduits, tubes, and other equipment and appliances for use in supplying all utilities or services to the Premises. Landlord, upon request of

Tenant, and at the sole expense and liability of Tenant, shall join with Tenant in any application required for obtaining or continuing such utilities or services.

9. **TAXES.** *Tenant shall pay all Taxes (defined below) applicable to the Premises during the Lease* term. All payments for Taxes shall be made at least ten (10) days prior to their due date. Tenant shall promptly furnish Landlord with satisfactory evidence that Taxes have been paid. If any Taxes paid by Tenant cover any period of time before or after the expiration of the Term, Tenant's *share of those Taxes paid will be prorated to cover only the period of time within the tax fiscal* year during which this Lease was in effect, and Landlord shall promptly reimburse Tenant to the extent required. If Tenant fails to timely pay any Taxes, Landlord may pay them, and Tenant shall repay such amount to Landlord with Tenant's next rent installment.

The term "Taxes" shall mean: (i) any form of real estate tax or assessment imposed on the Premises by any authority, including any city, state or federal government, or any improvement district, as against any legal or equitable interest of Landlord or Tenant in the Premises or in the real property of which the Premises are a part, or against rent paid for leasing the Premises; and *(ii) any form of personal property tax or assessment imposed on any personal property, fixtures,* furniture, tenant improvements, equipment, inventory, or other items, and all replacements, improvements, and additions to them, located on the Premises, whether owned by Landlord or Tenant. "Taxes" shall exclude any net income tax imposed on Landlord for income that Landlord receives under this Lease.

Tenant may contest the amount or validity, in whole or in part, of any Taxes at its sole expense, only after paying such Taxes or posting such security as Landlord may reasonably require in order to protect the Premises against loss or forfeiture. Upon the termination of any such proceedings, Tenant shall pay the amount of such Taxes or part of such Taxes as finally determined, together with any costs, fees, interest penalties, or other related liabilities. Landlord shall cooperate with Tenant in contesting any Taxes, provided Landlord incurs no expense or liability in doing so.

10. **ALTERATIONS.** Tenant may make alterations, additions or improvements to the Premises, including any Tenant's Work identified on attached Exhibit B ("Alterations"), with the prior written consent of Landlord. The term "Alterations" shall not include the installation of shelves, movable partitions, Tenant's equipment, and trade fixtures which may be performed without damaging existing improvements or the structural integrity of the Premises, and Landlord's consent shall not be required for Tenant's installation of those items. Tenant shall complete all Alterations at Tenant's expense in compliance with all applicable laws and in accordance with plans and specifications approved by Landlord, and using contractors approved by Landlord (WHOSE CONSENT SHALL NOT BE UNREASONABLY WITHHELD). Landlord shall be deemed the owner of all *Alterations except for those which Landlord requires to be removed at the end of the Lease term.* Tenant shall remove all Alterations at the end of the Lease term unless Landlord conditioned its consent upon Tenant leaving a specified Alteration at the Premises, in which case Tenant shall not remove such Alteration. Tenant shall immediately repair any damage to the Premises caused by removal of Alterations.

11. **REPAIRS AND MAINTENANCE.** Tenant shall, at its sole expense, maintain the Premises in good condition and promptly make all repairs and replacements, whether structural or non-structural, necessary to keep the Premises in safe operating condition, including all utilities and

LEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

other systems serving the Premises, but excluding the roof, foundation and exterior walls, which Landlord shall maintain in good condition and repair at Landlord's expense. Tenant shall not damage any demising wall or disturb the structural integrity of the Premises and shall promptly repair any damage or injury done to any such demising walls or structural elements caused by Tenant or its employees, agents, contractors, or invitees. Notwithstanding anything in this Section to the contrary, Tenant shall not be responsible for any repairs to the Premises made necessary by the negligence or willful misconduct of Landlord or its agents, employees, contractors or invitees therein.

Upon expiration of the Lease term, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises, together with all keys, to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable wear and tear and insured casualty excepted.

12. **ACCESS AND RIGHT OF ENTRY.** After reasonable notice from Landlord (except in cases of emergency, where no notice is required), Tenant shall permit Landlord and its agents, employees and contractors to enter the Premises at all reasonable times to make repairs, inspections, alterations or improvements. This Section shall not impose any repair or other obligation upon Landlord not expressly stated elsewhere in this Lease. After reasonable notice to Tenant, Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective purchasers or lenders at any time, and to prospective tenants within 180 days prior to the expiration or sooner termination of the Lease term, and for posting "for lease" signs within 180 days prior to the expiration or sooner termination of the Lease term.

13. **SIGNAGE.** Tenant shall obtain Landlord's written consent before installing any signs upon the Premises. Tenant shall install any approved signage at Tenant's sole expense and in compliance with all applicable laws. Tenant shall not damage or deface the Premises in installing or removing signage and shall repair any injury or damage to the Premises caused by such installation or removal.

14. **DESTRUCTION OR CONDEMNATION.**

a. **Damage and Repair.** IN THE EVENT THE PREMISES ARE DAMAGED TO SUCH AN EXTENT AS TO RENDER THE SAME UNTENANTABLE IN WHOLE OR IN A SUBSTANTIAL PART THEREOF, OR ARE DESTROYED, IT SHALL BE OPTIONAL WITH THE LANDLORD TO REPAIR OR REBUILD THE SAME; AND AFTER THE HAPPENING OF ANY SUCH EVENT, THE TENANT SHALL GIVE LANDLORD OR LANDLORD'S AGENT IMMEDIATE WRITTEN NOTICE THEREOF. LANDLORD SHALL HAVE NOT MORE THAN 30 DAYS AFTER DATE OF SUCH NOTIFICATION TO NOTIFY THE TENANT IN WRITING OF LANDLORD'S INTENTIONS TO REPAIR OR REBUILD SAID PREMISES, OR THE PART SO DAMAGED AS AFORESAID, AND IF LANDLORD ELECTS TO REPAIR OR REBUILD SAID PREMISES, LANDLORD SHALL PROSECUTE THE WORK OF SUCH REPAIRING OR REBUILDING WITHOUT UNNECESSARY DELAY, AND DURING SUCH PERIOD THE RENT OF SAID PREMISES SHALL BE ABATED IN THE SAME RATIO THAT PORTION OF THE PREMISES RENDERED FOR THE TIME BEING UNFIT FOR OCCUPANCY SHALL BEAR TO THE WHOLE OF THE LEASED PREMISES. IF THE LANDLORD SHALL FAIL TO GIVE THE NOTICE AFORESAID, TENANT SHALL HAVE THE RIGHT TO DECLARE THIS LEASE TERMINATED BY WRITTEN NOTICE SERVED UPON THE LANDLORD OR LANDLORD'S AGENT.

55 [initials]

IN THE EVENT THE BUILDING IN WHICH THE PREMISES HEREBY LEASED ARE LOCATED SHALL BE DAMAGED (EVEN THOUGH THE PREMISES HEREBY LEASED SHALL NOT BE DAMAGED THEREBY) TO SUCH AN EXTENT THAT IN THE OPINION OF LANDLORD IT SHALL NOT BE PRACTICABLE TO REPAIR OR REBUILD, OR IS DESTROYED, THEN IT SHALL BE OPTIONAL WITH LANDLORD TO TERMINATE THIS LEASE BY WRITTEN NOTICE SERVED ON TENANT WITHIN 20 DAYS AFTER SUCH DAMAGE OR DESTRUCTION.

[illegible]

[illegible]

[illegible]

[illegible]

15. INSURANCE.

a. **Liability Insurance.** During the Lease term, Tenant shall pay for and maintain commercial general liability insurance with broad form property damage and contractual liability endorsements. This policy shall name Landlord and Landlord's lender(s) as an additional

insured, and shall insure Tenant's activities and those of Tenant's employees, officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors with respect to the Premises against loss, damage or liability for personal injury or bodily injury (including death) or loss or damage to property with a combined single limit of not less than $1,000,000, and a deductible of not more than $5,000. The insurance will be noncontributory with any liability insurance carried by Landlord.

b. **Property Insurance.** During the Lease term, Tenant shall pay for and maintain special form property insurance ~~with coverage for earthquake~~ and, if the Premises are in a flood plain, flood damage) for the Premises, in an amount sufficient to prevent Landlord or Tenant from becoming a co-insurer under the terms of the policy, and in an amount not less than the full replacement cost of the Premises, with a deductible of not more than $5,000. The property insurance policy shall name Tenant as the insured and Landlord and Landlord's lender(s) as additional insureds, with loss payable to Landlord, Landlord's lender(s), and Tenant as their interests may appear. In the event of a casualty loss on the Premises, Landlord may apply insurance proceeds under the property insurance policy in the manner described in Section 14(a).

c. **Miscellaneous.** Insurance required under this Section shall be with companies rated A-V or better in Best's Insurance Guide, and which are authorized to transact business in the State of Washington. No insurance policy shall be cancelled or reduced in coverage and each such policy shall provide that it is not subject to cancellation or a reduction in coverage except after thirty (30) days prior written notice to Landlord. Tenant shall deliver to Landlord upon commencement of the Lease and from time to time thereafter, copies of the insurance policies or certificates of insurance and copies of endorsements required by this Section. In no event shall the limit of such policies be considered as limiting the liability of Tenant under this Lease.

d. **Waiver of Subrogation.** Landlord and Tenant hereby release each other and any other tenant, their agents or employees, from responsibility for, and waive their entire claim of recovery for any loss or damage arising from any cause covered by insurance required to be carried by each of them. Each party shall provide notice to the insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts to any such policies or to the extent of liabilities exceeding the limits of such policies.

16. INDEMNIFICATION. Tenant shall defend, indemnify, and hold Landlord harmless against all liabilities, damages, costs, and expenses, including attorneys' fees, for personal injury, bodily injury (including death) or property damage arising from any negligent or wrongful act or omission of Tenant or Tenant's officers, contractors, licensees, subtenants, agents, servants, employees, guests, invitees, or visitors on or around the Premises, or arising from any breach of this Lease by Tenant. Tenant shall use legal counsel acceptable to Landlord in defense of any action within Tenant's defense obligation. Landlord shall defend, indemnify and hold Tenant harmless against all liabilities, damages, costs, and expenses, including attorneys' fees, for personal injury, bodily injury (including death) or property damage arising from any negligent or wrongful act or omission of Landlord or Landlord's officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors on or around the Premises, or arising from any breach of this Lease by Landlord. Landlord shall use legal counsel acceptable to Tenant in defense of any action within Landlord's defense obligation. The provisions of this Section 16 shall survive expiration or termination of this Lease.

17. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, sublet, mortgage, encumber or otherwise transfer any interest in this Lease (collectively referred to as a "Transfer") or any part of

the Premises, without first obtaining Landlord's written consent which shall not be unreasonably withheld or delayed. No Transfer shall relieve Tenant of any liability under this Lease notwithstanding Landlord's consent to such Transfer. Consent to any Transfer shall not operate as a waiver of the necessity for Landlord's consent to any subsequent Transfer.

If Tenant is a partnership, limited liability company, corporation, or other entity, any transfer of this Lease by merger, consolidation, redemption or liquidation, or any change(s) in the ownership of, or power to vote, which singularly or collectively represents a majority of the beneficial interest in Tenant, shall constitute a Transfer under this Section.

As a condition to Landlord's approval, if given, any potential assignee or sublessee otherwise approved by Landlord shall assume all obligations of Tenant under this Lease and shall be jointly and severally liable with Tenant and any guarantor, if required, for the payment of Rent and performance of all terms of this Lease. In connection with any Transfer, Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.

18. **LIENS.** Tenant shall keep the Premises free from any liens created by or through Tenant. Tenant shall indemnify and hold Landlord harmless from liability for any such liens including, without limitation, liens arising from any Alterations. If a lien is filed against the Premises by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord, at Tenant's expense, immediately furnish to Landlord a bond in form and amount and issued by a surety satisfactory to Landlord, indemnifying Landlord and the Premises against all liabilities, costs and expenses, including attorneys' fees, which Landlord could reasonably incur as a result of such lien(s).

19. **DEFAULT.** The following occurrences shall each be deemed an Event of Default by Tenant:

a. **Failure To Pay.** Tenant fails to pay any sum, including Rent, due under this Lease following *five (5) days written notice from Landlord of the failure to pay.*

b. **Vacation/Abandonment.** Tenant vacates the Premises (defined as an absence for at least 15 consecutive days without prior notice to Landlord), or Tenant abandons the Premises (defined as an absence of five (5) days or more while Tenant is in breach of some other term of this Lease). Tenant's vacation or abandonment of the Premises shall not be subject to any notice or right to cure.

c. ~~INSOLVENCY~~ BANKRUPTCY. Tenant becomes ~~insolvent~~ voluntarily or involuntarily bankrupt, or a receiver, assignee or other liquidating officer is appointed for Tenant's business, provided that in the event of any involuntary bankruptcy or other insolvency proceeding, the existence of such proceeding such constitute an Event of Default only if such proceeding is not dismissed or vacated within 60 days after its institution or commencement.

d. **Levy or Execution.** Tenant's interest in this Lease or the Premises, or any part thereof, is taken by execution or other process of law directed against Tenant, or is taken upon or subjected to any attachment by any creditor of Tenant, if such attachment is not discharged within 15 days after being levied.

e. **Other Non-Monetary Defaults.** Tenant breaches any agreement, term or covenant of this Lease other than one requiring the payment of money and not otherwise enumerated in this Section, and the breach continues for a period of 30 days after notice by Landlord to Tenant of the breach.

f. **Failure to Take Possession.** Tenant fails to take possession of the Premises on the Commencement Date.

20. **REMEDIES.** Landlord shall have the following remedies upon an Event of Default. Landlord's

rights and remedies under this Lease shall be cumulative, and none shall exclude any other right or remedy allowed by law.

a. **Termination of Lease.** Landlord may terminate Tenant's interest under the Lease, but no act by Landlord other than written notice of termination from Landlord to Tenant shall terminate this Lease. The Lease shall terminate on the date specified in the notice of termination. Upon termination of this Lease, Tenant will remain liable to Landlord for damages in an amount equal to the rent and other sums that would have been owing by Tenant under this Lease for the balance of the Lease term, less the net proceeds, if any, of any re-letting of the Premises by Landlord subsequent to the termination, after deducting all Landlord's Reletting Expenses (as defined below). Landlord shall be entitled to either collect damages from Tenant monthly on the days on which rent or other amounts would have been payable under the Lease, or alternatively, Landlord may accelerate Tenant's obligations under the Lease and recover from Tenant: (i) unpaid rent which had been earned at the time of termination; (ii) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of rent loss that Tenant proves could reasonably have been avoided; (iii) the amount by which the unpaid rent for the balance of the term of the Lease after the time of award exceeds the amount of rent loss that Tenant proves could reasonably be avoided (discounting such amount by the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%); and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease, or which in the ordinary course would be likely to result from the Event of Default, including without limitation Reletting Expenses described in Section 20b.

b. **Re-Entry and Reletting.** Landlord may continue this Lease in full force and effect, and without demand or notice, re-enter and take possession of the Premises or any part thereof, expel the Tenant from the Premises and anyone claiming through or under the Tenant, and remove the personal property of either. Landlord may relet the Premises, or any part of them, in Landlord's or Tenant's name for the account of Tenant, for such period of time and at such other terms and conditions, as Landlord, in its discretion, may determine. Landlord may collect and receive the rents for the Premises. Re-entry or taking possession of the Premises by Landlord under this Section shall not be construed as an election on Landlord's part to terminate this Lease, unless a written notice of termination is given to Tenant. Landlord reserves the right following any re-entry or reletting, or both, under this Section to exercise its right to terminate the Lease. Tenant will pay Landlord the rent and other sums which would be payable under this Lease if repossession had not occurred, less the net proceeds, if any, after reletting the Premises, after deducting Landlord's Reletting Expenses. "Reletting Expenses" is defined to include all expenses incurred by Landlord in connection with reletting the Premises, including without limitation, all repossession costs, brokerage commissions, attorneys' fees, remodeling and repair costs, costs for removing and storing Tenant's property and equipment, ~~and tenant improvements and rent concessions~~ granted by Landlord to any new Tenant, prorated over the life of the new lease.

c. **Waiver of Redemption Rights.** Tenant, for itself, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, hereby waives and surrenders all rights and privileges which they may have under any present or future law, to redeem the Premises or to have a continuance of this Lease for the Lease term, as it may have been extended.

d. **Nonpayment of Additional Rent.** All costs which Tenant agrees to pay to Landlord pursuant to this Lease shall in the event of nonpayment be treated as if they were payments of Rent, and Landlord shall have all the rights herein provided for in case of nonpayment of Rent.

LEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

e. **Failure to Remove Property.** If Tenant fails to remove any of its property from the Premises at Landlord's request following an uncured Event of Default, Landlord may, at its option, remove and store the property at Tenant's expense and risk. If Tenant does not pay the storage cost within five (5) days of Landlord's request, Landlord may, at its option, have any or all of such property sold at public or private sale (and Landlord may become a purchaser at such sale), in such manner as Landlord deems proper, without notice to Tenant. Landlord shall apply the proceeds of such sale: (i) to the expense of such sale, including reasonable attorneys' fees actually incurred; (ii) to the payment of the costs or charges for storing such property; (iii) to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and (iv) the balance, if any, to Tenant. Nothing in this Section shall limit Landlord's right to sell Tenant's personal property as permitted by law or to foreclose Landlord's lien for unpaid rent.

21. **MORTGAGE SUBORDINATION AND ATTORNMENT.** This Lease shall automatically be subordinate to any mortgage or deed of trust created by Landlord which is now existing or hereafter placed upon the Premises including any advances, interest, modifications, renewals, replacements or extensions ("Landlord's Mortgage"), provided the holder of any Landlord's Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any such Landlord's Mortgage shall elect to continue this Lease in full force and effect. Tenant shall attorn to the holder of any Landlord's Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any Landlord's Mortgage provided such person(s) assume the obligations of Landlord under this Lease. Tenant shall promptly and in no event later than fifteen (15) days after request execute, acknowledge and deliver documents which the holder of any Landlord's Mortgage may reasonably require as further evidence of this subordination and attornment. Notwithstanding the foregoing, Tenant's obligations under this Section are conditioned on the holder of each Landlord's Mortgage and each person acquiring the Premises at any sale or other proceeding under any such Landlord's Mortgage not disturbing Tenant's occupancy and other rights under this Lease, so long as no uncured Event of Default exists.

22. **NON-WAIVER.** Landlord's waiver of any breach of any term contained in this Lease shall not be deemed to be a waiver of the same term for subsequent acts of Tenant. The acceptance by Landlord of Rent or other amounts due by Tenant hereunder shall not be deemed to be a waiver of any breach by Tenant preceding such acceptance.

23. **HOLDOVER.** If Tenant shall, without the written consent of Landlord, hold over after the expiration or termination of the Term, such tenancy shall be deemed to be on a month-to-month basis and may be terminated according to Washington law. During such tenancy, Tenant agrees to pay to Landlord 125% OF THE BASE RENT ~~[illegible]~~ last payable under this Lease, unless a different rate is agreed upon by Landlord. All other terms of the Lease shall remain in effect.

24. **NOTICES.** All notices under this Lease shall be in writing and effective (i) when delivered in person, (ii) three (3) days after being sent by registered or certified mail to Landlord or Tenant, as the case may be, at the Notice Addresses set forth in Section 1(h); or (iii) upon confirmed transmission by facsimile to such persons at the facsimile numbers set forth in Section 1(h) or such other addresses/facsimile numbers as may from time to time be designated by such parties in writing.

25. **COSTS AND ATTORNEYS' FEES.** If Tenant or Landlord engage the services of an attorney to collect monies due or to bring any action for any relief against the other, declaratory or otherwise,

arising out of this Lease, including any suit by Landlord for the recovery of Rent or other payments, or possession of the Premises, the losing party shall pay the prevailing party a reasonable sum for attorneys' fees in such suit, in mediation or arbitration, at trial, on appeal and in any bankruptcy proceeding.

26. **ESTOPPEL CERTIFICATES.** Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement specifying the following, subject to any modifications necessary to make such statements true and complete: (i) the date the Lease term commenced and the date it expires; (ii) the amount of minimum monthly Rent and the date to which such Rent has been paid; (iii) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way; (iv) that this Lease represents the entire agreement between the parties; (v) that all conditions under this Lease to be performed by Landlord have been satisfied; (vi) that there are no existing claims, defenses or offsets which the Tenant has against the enforcement of this Lease by Landlord; (vii) that no Rent has been paid more than one month in advance; and (viii) that no security has been deposited with Landlord (or, if so, the amount thereof). Any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord's interest or assignee of any mortgage or new mortgagee of Landlord's interest in the Premises. If Tenant shall fail to respond within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

27. **TRANSFER OF LANDLORD'S INTEREST.** This Lease shall be assignable by Landlord without the consent of Tenant. In the event of any transfer or transfers of Landlord's interest in the Premises, other than a transfer for security purposes only, upon the assumption of this Lease by the transferee, Landlord shall be automatically relieved of obligations and liabilities accruing from and after the date of such transfer, except for any retained security deposit or prepaid rent, and Tenant shall attorn to the transferee.

28. **RIGHT TO PERFORM.** If Tenant shall fail to timely pay any sum or perform any other act on its part to be performed hereunder, Landlord may make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Tenant shall, on demand, reimburse Landlord for its expenses incurred in making such payment or performance. Landlord shall (in addition to any other right or remedy of Landlord provided by law) have the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

29. **HAZARDOUS MATERIAL.** Landlord represents and warrants to Tenant that to the best of Landlord's knowledge, there is no "Hazardous Material" (as defined below) on, in, or under the Premises as of the Commencement Date except as otherwise disclosed to Tenant in writing before the execution of this Lease. If there is any Hazardous Material on, in, or under the Premises as of the Commencement Date which has been or thereafter becomes unlawfully released through no fault of Tenant, then Landlord shall indemnify, defend and hold Tenant harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including without limitation sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees, incurred or suffered by Tenant either during or after the Lease term as the result of such contamination.

Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or

about, or disposed of on the Premises by Tenant, its agents, employees, contractors or invitees, except in strict compliance with all applicable federal, state and local laws, regulations, codes and ordinances. If Tenant breaches the obligations stated in the preceding sentence, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including, without limitation, diminution in the value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, or elsewhere, damages arising from any adverse impact on marketing of space at the Premises, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees incurred or suffered by Landlord either during or after the Lease term. These indemnifications by Landlord and Tenant include, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work, whether or not required by any federal, state or local governmental agency or political subdivision, because of Hazardous Material present in the Premises, or in soil or ground water on or under the Premises. Tenant shall immediately notify Landlord of any inquiry, investigation or notice that Tenant may receive from any third party regarding the actual or suspected presence of Hazardous Material on the Premises.

Without limiting the foregoing, if the presence of any Hazardous Material brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, results in any unlawful release of Hazardous Material on the Premises or any other property, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Premises or any other property, to the condition existing prior to the release of any such Hazardous Material; provided that Landlord's approval of such actions shall first be obtained, which approval may be withheld at Landlord's sole discretion.

As used herein, the term "Hazardous Material" means any hazardous, dangerous, toxic or harmful substance, material or waste including biomedical waste which is or becomes regulated by any local governmental authority, the State of Washington or the United States Government due to its potential harm to the health, safety or welfare of humans or the environment. The provisions of this Section 29 shall survive expiration or termination of this Lease.

30. **QUIET ENJOYMENT.** So long as Tenant pays the Rent and performs all of its obligations in this Lease, Tenant's possession of the Premises will not be disturbed by Landlord or anyone claiming by, through or under Landlord, or by the holders of any Landlord's Mortgage or any successor thereto.

31. **GENERAL.**

a. **Heirs and Assigns.** This Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

b. **Brokers' Fees.** Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any commission or fees for the negotiation, execution, or delivery of this Lease other than as disclosed elsewhere in this Lease. Tenant shall indemnify and hold Landlord harmless against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. This subparagraph shall not apply to brokers with whom Landlord has an express written brokerage agreement.

c. **Entire Agreement.** This Lease contains all of the covenants and agreements between Landlord and Tenant relating to the Premises. No prior or contemporaneous agreements or understanding pertaining to the Lease shall be valid or of any force or effect and the covenants

and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

d. Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease.

e. Force Majeure. Time periods for either party's performance under any provisions of this Lease (excluding payment of Rent) shall be extended for periods of time during which the party's performance is prevented due to circumstances beyond such party's control, including without limitation, fires, floods, earthquakes, lockouts, strikes, embargoes, governmental regulations, acts of God, public enemy, war or other strife.

f. Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Washington.

g. Memorandum of Lease. Except for the pages containing the Commission Agreement, the parties signatures and attached Exhibit A, this Lease shall not be recorded. However, Landlord and Tenant shall, at the other's request, execute and record a memorandum of Lease in recordable form that identifies Landlord and Tenant, the commencement and expiration dates of the Lease, and the legal description of the Premises as set forth on attached Exhibit A.

h. Submission of Lease Form Not an Offer. One party's submission of this Lease to the other for review shall not constitute an offer to lease the Premises. This Lease shall not become effective and binding upon Landlord and Tenant until it has been fully signed by both Landlord and Tenant.

i. Authority of Parties. Any individual signing this Lease on behalf of an entity represents and warrants to the other that such individual has authority to do so and, upon such individual's execution, that this Lease shall be binding upon and enforceable against the party on behalf of whom such individual is signing.

32. EXHIBITS AND RIDERS. The following exhibits and riders are made a part of this Lease:

Exhibit A - Legal Description

Exhibit B - Tenant Improvement Schedule

(Check the box for any of the following that will apply. Any riders checked shall be effective only upon being initialed by the parties and attached to the Lease. Capitalized terms used in the Riders have the meanings given to them in the Lease.)

☐ Rent Rider

☐ Retail Use Rider

☐ Arbitration Rider

☐ Limitation on Landlord's Liability Rider

☐ Guaranty of Tenant's Lease Obligations Rider

☒ Option to Extend Rider

33. AGENCY DISCLOSURE. At the signing of this Lease

Landlord's Agent Dirk Stricker
(insert name of Licensee and Company name as licensed)

LEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

represented Landlord
(Insert Landlord, Tenant, both Landlord and Tenant, or neither Landlord nor Tenant)

and Tenant's Licensee Dirk Stricker
(Insert name of Licensee and Company name as licensed)

represented Landlord
(Insert Landlord, Tenant, both Landlord and Tenant, or neither Landlord nor Tenant)

If Tenant's Licensee and Landlord's Agent are different salespersons affiliated with the same Broker, then both Tenant and Landlord confirm their consent to that Broker acting as a dual agent. If Tenant's Licensee and Landlord's Agent are the same salesperson representing both parties, then both Landlord and Tenant confirm their consent to that salesperson and his/her Broker acting as dual agents. If Tenant's Licensee, Landlord's Agent, or their Broker are dual agents, Landlord and Tenant consent to Tenant's Licensee, Landlord's Agent and their Broker being compensated based on a percentage of the rent or as otherwise disclosed on an attached addendum. Neither Tenant's Licensee, Landlord's Agent or their Broker are receiving compensation from more than one party to this transaction unless otherwise disclosed on an attached addendum, in which case Landlord and Tenant consent to such compensation. Landlord and Tenant confirm receipt of the pamphlet entitled "The Law of Real Estate Agency."

34. COMMISSION AGREEMENT. Landlord agrees to pay a commission to Landlord's Broker (identified in the Agency Disclosure paragraph above) as follows:

☐ $ _____
☐ _____ % of the gross rent payable pursuant to the lease
☐ $ _____ per square foot of the premises
☐ Other _____.

Landlord's Broker ☐ shall ☐ shall not (shall not if not filled in) be entitled to a commission upon the extension by Tenant of the Lease term pursuant to any right reserved to Tenant under the Lease calculated ☐ as provided above or ☐ as follows _____ (if no box is checked, as provided above). Landlord's Broker ☐ shall ☐ shall not (shall not if not filled in) be entitled to a commission upon any expansion of Premises pursuant to any right reserved to Tenant under the Lease, calculated ☐ as provided above or ☐ as follows _____ (if no box is checked, as provided above).

Any commission shall be earned upon occupancy of the Premises by Tenant, and paid one-half upon execution of the Lease and one-half upon occupancy of the Premises by Tenant. Landlord's Broker shall pay to Tenant's Broker (identified in the Agency Disclosure paragraph above) the amount stated in a separate agreement between them or, if there is no agreement, $ _____ / _____ % (complete only one) of any commission paid to Landlord's Broker, within five (5) days after receipt by Landlord's Broker.

If any other lease or sale is entered into between Landlord and Tenant pursuant to a right reserved to Tenant under the Lease, Landlord ☐ shall ☐ shall not (shall not if not filled in) pay an additional commission according to any commission agreement or, in the absence of one,

according to the commission schedule of Landlord's Broker in effect as of the execution of this Lease. Landlord's successor shall be obligated to pay any unpaid commissions upon any transfer of this Lease and any such transfer shall not release the transferor from liability to pay such commissions.

35. **BROKER PROVISIONS.** LANDLORD'S AGENT, TENANT'S LICENSEE AND THEIR BROKERS HAVE MADE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE PREMISES, THE MEANING OF THE TERMS AND CONDITIONS OF THIS LEASE, LANDLORD'S OR TENANT'S FINANCIAL STANDING, ZONING, COMPLIANCE OF THE PREMISES WITH APPLICABLE LAWS, SERVICE OR CAPACITY OF UTILITIES, OPERATING EXPENSES, OR HAZARDOUS MATERIALS. LANDLORD AND TENANT ARE EACH ADVISED TO SEEK INDEPENDENT LEGAL ADVICE ON THESE AND OTHER MATTERS ARISING UNDER THIS LEASE.

LEASE AGREEMENT
(Single Tenant For Entire Parcel – Triple Net)
(Continued)

IN WITNESS WHEREOF this Lease has been executed the date and year first above written.

Susan E. Sigmon	C L Britton
LANDLORD:	TENANT:
LANDLORD:	TENANT:
SUSAN E SIGMON	Christopher L. Britton
BY:	BY:
	CEO
ITS:	ITS:

STATE OF WASHINGTON)
) ss.
COUNTY OF Benton)

I certify that I know or have satisfactory evidence that Christopher L. Scitton is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the CEO of Vivid Learning Systems, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

11-3-05 DATED: __________,

(Seal or stamp)

M. DeRAE STRICKER NOTARY PUBLIC STATE OF WASHINGTON COMMISSION EXPIRES FEBRUARY 28, 2008

M. DeRae Stricker
Printed Name: M. DeRae Stricker
NOTARY PUBLIC in and for the State of Washington, residing at Kennewick
My Commission expires: 2-28-08

STATE OF WASHINGTON)
) ss.
COUNTY OF Benton)

I certify that I know or have satisfactory evidence that Susan E. Sigman is the person who appeared before me and said person acknowledged that She signed this instrument, on oath stated that she was authorized to execute the instrument ~~and acknowledged it as the~~ __________ of — to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

11-3-05 DATED: __________,

(Seal or stamp)

M. DeRAE STRICKER NOTARY PUBLIC STATE OF WASHINGTON COMMISSION EXPIRES FEBRUARY 28, 2008

M. DeRae Stricker
Printed Name: M. DeRae Stricker
NOTARY PUBLIC in and for the State of Washington, residing at Kennewick
My Commission expires: 2-28-08

STATE OF WASHINGTON)
) ss.
COUNTY OF)

I certify that I know or have satisfactory evidence that ______________________ is the person who appeared before me and said person acknowledged that ______________________ signed this instrument, on oath stated that ______________________ was authorized to execute the instrument and acknowledged it as the ______________________ of ______________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: ______________, ________

(Seal or stamp)

____

Printed Name: ______________________

NOTARY PUBLIC in and for the State

of Washington, residing at ______________________

My Commission expires: ______________________

STATE OF WASHINGTON)
) ss.
COUNTY OF)

I certify that I know or have satisfactory evidence that ______________________ is the person who appeared before me and said person acknowledged that ______________________ signed this instrument, on oath stated that ______________________ was authorized to execute the instrument and acknowledged it as the ______________________ of ______________________ to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: ______________, ________

(Seal or stamp)

____

Printed Name: ______________________

NOTARY PUBLIC in and for the State

of Washington, residing at ______________________

My Commission expires: ______________________

Exhibit A

The land referred to in this commitment is situated in the State of Washington, County of Franklin and is described as follows:

That portion of the Northwest quarter of Section 8, Township 9 North, Range 29 East, W.M., Pasco, Franklin County, Washington, described as follows:

Commencing at the Southwest corner of said Northwest quarter; thence North 00°57'22" East along the West line of said Northwest quarter, for 635.90 feet; thence South 89°02'38" East for 40.00 feet; thence North 00°57'22" East for 448.16 feet; thence South 89°02'38" East for 2284.48 feet to the West boundary of Broadmoor Park No. 1, according to the plat thereof recorded in Volume "D" of Plats, page 28, records of Franklin County, Washington; thence South 00°11'09" West along the West boundary of said Plat Broadmoor Park No. 1, for 411.32 feet to the North line of the Southeast quarter of the Southeast quarter of the Northwest quarter of said Section 8;
Thence North 89°11'35" West, along the said North line, for 319.99 feet to the Northwest corner of said Southeast quarter of the Southeast quarter of the Northwest quarter; thence South 00°22'40" West, along the West line of said Southeast quarter of the Southeast quarter of the Northwest quarter, for 617.58 feet to the North Right of Way margin of Sandifur Parkway; thence North 89°09'26" West, along said North Right of Way margin, for 734.16 feet;
thence North 00°57'22" East for 820.29 feet;
thence North 89°02'38" West for 360.00 feet to the True Point of Beginning;
thence North 89°02'38" West for 220.00 feet;
thence South 00°57'22" West for 275.55 feet to the Northwest corner of Lot 3, Binding Site Plan 99-2 as recorded under Auditor's File No. 1584393, records of Franklin County, Washington;
thence South 89°02'38" East, along the North line of said Lot 3, for 220.00 feet to the Northeast corner of said Lot 3;
thence North 00°57'22" East for 275.55 feet to the True Point of Beginning.
Also know as Lot 1 of Binding Site Plan 2001-03.

EXHIBIT B
[Tenant Improvement Schedule]

The Landlord will supply a Tenant Improvement Allowance of One Hundred Thousand Dollars ($100,000) towards improvements to the Premises for the benefit of the Tenant. Landlord will contract with Ebbtide Construction Inc., a licensed bonded general contractor which has been approved by both Landlord and Tenant. These Tenant Improvements will be attached and made a part of this lease. This Tenant Improvement Allowance will be amortized over 10 years at 7.748% per annum and at a monthly payment of Twelve Hundred Dollars ($1,200). This Twelve Hundred Dollars per month will be "additional rent" to the Tenant and paid on top of the minimum Base Rent due hereunder. Tenant has an option to extend the lease after the primary lease term. Should Tenant decline to exercise their Option Term then the Tenant shall pay to Landlord the lump sum of Fifty Thousand Dollars ($50,000) as the *penalty for Landlords unamortized Tenant Improvement Allowance. Should Tenant elect to exercise this 5 year Option* Term, then this additional $1,200.00 monthly payment will continue throughout this Option Term. This Tenant Improvement Allowance will be fully amortized at the end of this Option Term and then removed from any further additional rent should landlord and Tenant agree on another extension term.

Landlord at his Expense will paint the main level Interior walls not being covered by Ebb Tide's bid

CBA

OPTION TO EXTEND RIDER

CBA Text Disclaimer: Text deleted by licensee indicated by strike. New text inserted by licensee indicated by small capital letters.

Provided Tenant is not in default at the time of exercise or upon the commencement of any extension term, Tenant shall have (if not completed, zero) one (1) successive options to extend the term of this Lease for Five (5) years each. Tenant shall exercise each option by delivering written notice to Landlord not less than one hundred eighty (180) days prior to the expiration of the then current Lease term. Upon the exercise of any option, the term of this Lease shall be extended for the period of the subject option upon all of the same terms, conditions and covenants as set forth herein, except for the amount of the base monthly rental stated in the Lease *WILL BE AS SHOWN BELOW UNDER THE OPTION*, ~~which shall be increased or decreased to the amount of fair market rental for the Premises. If Landlord and Tenant are not able to agree on the amount of fair market rental within thirty (30) days after the date Tenant exercises its extension option in each case, then the parties shall submit the determination of the fair market rental value of the Premises to binding arbitration. If Landlord and Tenant are not able to agree upon a single arbitrator within thirty (30) days after the expiration of the prior 30 day negotiating period, then during the following ten (10) day period, Landlord and Tenant shall each designate an expert, who shall be a licensed MAI appraiser or a commercial real estate agent with at least five (5) years experience in the commercial leasing market in which the Premises are located. The two experts so selected shall appoint an arbitrator similarly qualified, whose determination of fair market rental value shall be binding upon Landlord and Tenant. Each party shall bear their own expenses of the arbitration except that the cost of the arbitrator shall be paid by the party whose final offer of fair market rent during the thirty (30) day negotiation period is farthest from the amount determined by the arbitrator.~~

OPTION TERM: BASE RENT SHALL BE $5,600.00 PER MONTH FOR THE OPTION TERM

Landlord's Initials: ____________ Tenant's Initials: ____________

Landlord's Initials: ____________ Tenant's Initials: ____________

EBBTIDE CONSTRUCTION, INC

808 W. John Day Ave, Kennewick, WA 99336
Phone (509) 582-0579 - Fax (509) 582-0597
License # EBBTICI013RA

Windermere Real Estate
Image Works Tenant Improvement

November 2, 2005

CONTRACT

DIVISION 01 GENERAL CONDITIONS

GENERAL

1. All work shall conform to the 2003 I.B.C., the Washington State Building Codes, and all jurisdiction rules and regulations.
2. EbbTide shall be responsible for all required safety precautions, methods, techniques, sequences or procedures required during the project.

01.100 LABOR

1. Provide project management and construction supervision as needed during the project.

01.200 PERMITS & FEES

1. Provide a City of Pasco building permit as needed for the project.
2. Any other fees required for construction will be by owner.

01.300 TESTING - NONE

01.400 ENGINEERING & DESIGN

1. Provide architectural drawings as needed for permits and construction.

01.500 TEMPORARY FACILITIES

1. It is assumed that all water, power and heat needed during construction will be provided from existing sources already on site. The owner is to pay all utility fees.

01.600 HEAVY/HIGH LIFT EQUIPMENT

1. Provide equipment (i.e. forklifts, boom trucks, scissor lifts, etc) necessary to complete the project in a safe and efficient manner.

01.700 CLEAN UP

1. Provide personnel for routine cleanup of job site as required.
2. Provide dumpsters and proper dumping as required.
3. Provide final janitorial clean up of the tenant space, including washing windows, sweeping and mopping floors and washing the bathroom fixtures and cabinets.
4. Final waxing or sealing of the floors is by owner.

01.800 DEMOLITION

1. Remove existing walls or doors and cut new openings as needed per the drawings. Haul away all debris as required.

DIVISION 02 SITEWORK - NONE

INITIAL INITIAL

DIVISION 03 CONCRETE

03.100 FOUNDATIONS – NONE

03.200 SLAB ON GRADE

1. Pour and finish the concrete floor in the basement and on the main floor where the new plumbing is being installed. Patch the floor to be level with the existing floor.

03.300 MISC CONCRETE

DIVISION 04 MASONRY - NONE

DIVISION 05 METALS - NONE

DIVISION 06 WOOD & PLASTICS

06.100 ROUGH CARPENTRY

1. Furnish and install 2x4 wood framing materials as needed for the new office walls throughout the space. The walls will be constructed on top of the existing flooring and will extend to the underside of the suspended ceiling.

06.200 STRUCTURAL CARPENTRY - NONE

06.300 TRIM CARPENTRY

1. Furnish and install pre-finished door wrap and casing around each new opening as required. Trim will match the existing door casing.
2. Furnish and install wood windowsills and aprons to match the existing.

DIVISION 07 THERMAL & MOISTURE PROTECTION

07.100 INSULATION

1. Furnish and install R-11 batt insulation in the new interior walls from finish floor to the ceiling for sound control.

07.200 ROOFING

1. An allowance has been set aside for patching the existing roof upon completion of the owner provided and installed satellite antenna.

07.300 SIDING

1. Provide stucco patching around the new door and windows as required. The stucco will match the existing texture and color.

07.400 GUTTERS & DOWNSPOUTS - NONE

DIVISION 08 DOORS & WINDOWS

08.100 STOREFRONT GLASS - NONE

08.200 WINDOWS

1. Furnish and install (5) new 5'0" x 4'0" fixed windows as shown in the drawings. The windows will be aluminum with the style to match the existing.

08.300 METAL DOORS

1. Furnish and install (1) 3'0" x 7'0" insulated hollow metal door with a welded metal jamb for the new egress door shown in the drawings.
2. Furnish and install new 3'0" x 6'8" Timely metal jambs for each new door in the office. Jambs will be factory standard color.

08.400 WOOD DOORS

1. Furnish and install 3'0" x 6'8" solid core oak doors for each new door in the office. Each door will be prepped for new hardware and the metal jambs.

08.500 OVERHEAD DOORS - NONE

08.600 HARDWARE

1. Furnish and install new lever locksets for each new office door, medium commercial style.
2. Furnish and install a new panic bar with exterior lockset for the new metal egress door. Also include a threshold, sweep and weatherseals as needed.

DIVISION 09 FINISHES

09.100 SHEETROCK

1. Provide and install 5/8", type X sheetrock on all new walls throughout the space from finish floor to the underside of the suspended ceiling. Tape, texture and primer the sheetrock, texture is to be light orange peel.
2. Provide sheetrock patching as needed at all new door, passage and window openings, and as needed where electrical and mechanical trim items have been relocated.
3. Where new walls terminate at second look suspended ceiling tile, there will be a small gap between the tile and the sheetrock.

09.200 PAINTING

1. Paint all new walls with interior latex, eggshell. Color to be selected by owner.

09.300 SUSPENDED CEILING SYSTEMS

1. All suspended ceilings in the building will remain as-is. An allowance has been set aside to replace damaged or removed tile as needed.

09.400 FLOORING

1. Install new vinyl composition tile (VCT) in the existing downstairs restroom and new shower room with 4" rubber base. Standard style and color by owner.
2. Install new 4" rubber base on all new walls throughout the space. Standard color to be selected by owner.
3. Install new commercial carpeting in offices 4, 5, 6, 7, 11, 12, 13, 14, 15, 16 and 17. Replace the existing base with new 4" rubber base as needed.
4. All other flooring is to remain as-is.

DIVISION 10 SPECIALTIES

10.100 TOILETRIES

1. Furnish and install a new grab bar, soap dispenser, toilet paper dispenser and paper towel dispenser in the new shower room.

10.200 MISC SPECIALTIES

1. Furnish and install (6) double tier locker-room style lockers in the shower room. Lockers will have expanded metal doors and sides with standard latches, locks by others.

DIVISION 11 EQUIPMENT

11.100 KITCHEN EQUIPMENT

1. Furnish and install (1) standard dishwasher in the break room. Include all water and sewer connections as needed.

DIVISION 12 FURNISHINGS

12.100 CABINETS

1. Furnish and install (1) new 4' base cabinet with a 4' overhead mail slot in the mail room.
2. Furnish and install (1) 10' base cabinet with upper cabinet in the lunchroom.
3. All cabinets and counter tops will be plastic laminate.
4. Modify the existing reception counter per owner requirements. Modification not to exceed $300.00.

DIVISION 13 SPECIAL CONSTRUCTION – NONE

DIVISION 14 CONVEYING SYSTEMS – NONE

DIVISION 15 MECHANICAL

15.100 PLUMBING

1. Furnish and install (1) new ADA shower and (1) new ADA tank style toilet in the shower room. Include all sewer, water and vent piping as needed. The sewer piping will be tied into the existing adjacent restroom.
2. Furnish and install (1) new stainless steel single basin sink with faucet in the new lunch room. Install a dishwasher connection and refrigerator ice connection at the lunch room.

15.200 HEATING AND AIR

1. Relocate all existing heating and air registers and grills as needed for the new office locations, and add new registers where needed.
2. Relocate (2) thermostats as needed.
3. Furnish and install a PTAC cooling unit for the server room as required by the owner.
4. Provide exhausting for the server room in the basement.

15.300 FIRE SPRINKLERS - NONE

DIVISION 16 ELECTRICAL

16.100 ELECTRICAL

1. Remove and relocate all outlets, switches and lighting as needed for the new offices, and add new outlets, switches, lights and phone jacks per the drawings. All offices will be switched independently as required by the energy code.
2. Furnish and install a 30-amp circuit to the server room as needed.
3. Install conduit as needed for future cubicles in the basement.

16.200 PHONE/DATA

4. Furnish and install new phone jacks as shown in the drawings and terminate all phones at the existing phone board. Any changes to the phone boards are by owner.
5. Install new CAT 5 wire and jacks as shown in the prints. All wire from each jack will be stubbed into the server room for termination by owner.

16.300 FIRE ALARM SYSTEM - NONE

16.400 BURGLAR ALARM SYSTEM - NONE

EXCLUSIONS ARE AS FOLLOWS:

1. An architectural or engineering stamp on the drawings. This contract assumes that the City of Pasco will issue a permit without a stamp from a design professional.
2. All waxing and/or sealing of the new VCT floor.
3. Any repairs or resizing to the existing HVAC units.

TOTAL COST FOR THE ABOVE SCOPE **INCLUDING** SALES TAX IS **$108,598.00**

Alternate:

1. If the owner installs their own Cat 5 network cable, boxes and conduit, DEDUCT $1,299.60 from the above total.

Billing for the project will be as follows: EbbTide will submit a pay request within the first 5 days of every month. Payment on those invoices will be made within 10-days of that submittal. Any invoice not paid after 30 days will be subject to a 1.5% finance charge per month.

This document is considered a legally binding contract and includes all attachments listed in the scope of work. Any changes to the scope of work in this document will be handled by written change order.

Accepted this 2nd day of November, 2005.

[signature] 11-2-05
Ted W. Ebbelaar, EbbTide Construction, Inc

[signature] 11/3/05
Owner


OFFICE 10
OFFICE 9
OFFICE 8
LUNCH ROOM
OFFICE 11
OFFICE 16
OFFICE 7
OFFICE 6
OFFICE 12
OFFICE 15
OFFICE 5
OFFICE 17
MAIL
OFFICE 4
OFFICE 13
OFFICE 14
OFFICE 3
RECEPTION
OFFICE 2
OFFICE 1
CONFERENCE
OPTION, IF REQUIRED
9'2"
9'1"
9'2"
16'
8'5"
8'5"
9'10"
8'10"
7'9"
16'
13'8"
21'11"
16'
19'

MAIN FLOOR
NEW FLOOR PLAN

1 - REMOVE EXISTING DOOR AND JAMB, WRAP OPENING WITH PF WOOD TRIM
2 - CUT A NEW 3' X 7' HOLE IN THE EXISTING WALL. WRAP THE OPENING WITH PF WOOD TRIM
3 - REMOVE THE EXISTING DOOR AND JAMB. FRAME IN AND SHEETROCK THE OPENING
4 - OPTIONAL NEW 4' x 5' WINDOW
5 - CUT A NEW 3' X 7' HOLE IN THE EXISTING EXTERIOR INSTALL A NEW 3' x 7' EXTERIOR EGRESS DOOR.
6 - CUT THE EXISTING WALL AND INSTALL A NEW 3' x 7' INTERIOR DOOR AND JAMB.
7 - OPTIONAL NEW SHOWER STALL



Setup for cubicles
Office
outside exhaust?
STORAGE
OFFICE 18
SERVER ROOM
9'8"
10'7"
10'7"
SHOWER ROOM
7
BASEMENT
NEW FLOOR PLAN

GUARANTY OF TENANT'S LEASE OBLIGATIONS RIDER

The undersigned hereby unconditionally guarantees to Susan Sigmon ["Landlord"] its successors and assigns, the full and prompt payment of Rent and any and all other sums and charges payable by Vivid Learning Systems, Inc. ["Tenant"], its successors, assigns, and subtenants, and the full performance and its successors, subtenants, and assigns pursuant to the terms of the Lease Agreement dated November 2, 2005, regarding the premises commonly known as 5808 Bedford Street [the "Lease"].

This Guaranty is an absolute and unconditional guaranty of payment and performance by Tenant under the Lease. It shall be enforceable against the undersigned without the necessity of any suit or proceeding on the part of Landlord against Tenant or any other party.

Except for the right to receive such notice of default by Tenant, the undersigned waives any necessity of notice of nonpayment, nonperformance, or nonobservance by Tenant of any term or provision of the Lease. This Guaranty shall not be discharged by reason of any assignment, renewal, modification, or extension of the Lease or waiver or forbearance by Landlord of any of its terms, notice of all of which the undersigned hereby waives. If Landlord is required to employ an attorney to enforce or declare its rights hereunder, the prevailing party in any such action shall be entitled to recover its attorneys' fees and costs from the non-prevailing party, in an amount to be determined by the court in any such action.

Dated: November 2, 2005.

GUARANTOR: Nuvotec $_{USA}$, Inc.

BY: *[signature]*
Robert L. Ferguson
Chairman & CEO

[initials] Landlord's Initials

[initials] Tenant's Initials